UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2022

TERAWULF INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41163	85-1909475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Federal Street

Easton, Maryland 21601

(Address of principal executive offices) (Zip Code)

(410) 770-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	WULF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Series A Convertible Preferred Stock Subscription Agreements and Registered Direct Offering

On March 15, 2022, TeraWulf Inc. (“TeraWulf” or the “Company”) entered into Series A Convertible Preferred Stock Subscription Agreements (the “Subscription Agreements”) with certain accredited and institutional investors in privately negotiated transactions (each, a “Purchaser” and collectively, the “Purchasers”) as part of a registered direct offering (the “Registered Direct Offering”).

Pursuant to the Subscription Agreements, the Company sold 10,000 shares (the “Preferred Shares”) of Series A Convertible Preferred Stock, par value $0.001 per share (the “Convertible Preferred Stock”), which are convertible into shares of common stock, par value $0.001 per share (such converted shares, the “Underlying Common Shares” ), to the Purchasers for an aggregate purchase price of $10.0 million. The closing of the Company’s registered direct offering is expected to occur on or around March 16, 2022.

The offer and sale of the Preferred Shares were made pursuant to a registration statement on Form S-3 (File No. 333-262226) filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), and the prospectus supplement thereunder.

The Company will use the proceeds from the sale of the Preferred Shares for general corporate purposes, including infrastructure buildout and purchasing bitcoin miners.

The Subscription Agreements contain customary representations, warranties, covenants and agreements of the Company and the Purchasers and are subject to customary closing conditions and termination rights. The Purchasers will receive certain information rights under the Subscription Agreements, including (i) on a quarterly basis, the information regarding the financial results and business of the Company and (ii) the information delivered to the administrative agent and lenders under the Company’s credit agreements.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Subscription Agreements.

Designation of Convertible Preferred Stock

Dividends

Holders of the Convertible Preferred Stock will be entitled to receive non-cash dividends at an annual rate of 10.0% on the stated amount per share plus the amount of any accrued and unpaid dividends on such share, accumulating on a daily basis and payable quarterly on March 31st, June 30th, September 30th and December 31st, respectively, in each year.

Holders of the Convertible Preferred will also be entitled to such dividends paid to holders of the Company’s Common Stock, if applicable, as if such holders of the Convertible Preferred Stock had converted their Preferred Shares into Common Stock (without regard to any limitations on conversions) and had held such shares of the Company’s Common Stock on the record date for such dividends and distributions. If applicable, such payments will be made concurrently with the dividend or distribution to the holders of the Company’s Common Stock.

Mandatory Conversion by the Company

The Company will have a right to effect a mandatory conversion of the Convertible Preferred Stock after the third anniversary of the issuance date if the Last Reported Sale Price (as defined in the Company’s Series A Convertible Preferred Certificate of Designations) per share of Common Stock exceeds one hundred and thirty percent (130%) of the Conversion Price (as defined in the Company’s Series A Convertible Preferred Certificate of Designations) on each of at least five (5) trading days (whether or not consecutive) during the fifteen (15) consecutive trading days ending on, and including, the trading day immediately before the mandatory conversion notice date for such mandatory conversion.

Liquidation

Upon liquidation, the Convertible Preferred Stock will rank senior to the Company’s Common stock, and will have the right to be paid, out of the assets of the Company legally available for distribution to its stockholders, an amount equal to the Liquidation Preference (as defined in the Company’s Series A Convertible Preferred Certificate of Designations ) per share of the Convertible Preferred Stock.

The foregoing description of the Company’s Series A Convertible Preferred Certificate of Designations does not purport to be complete and is qualified in its entirety by the terms and conditions of the Company’s Series A Convertible Preferred Certificate of Designations.

Item 3.03.	Material Modification to Rights of Security Holders.

The information contained in Item 1.01 of this Report is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information in Item 1.01 under the heading “Designation of Convertible Preferred Stock” above is incorporated into this Item 5.03 by reference.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release announcing the Company’s registered direct offering and other matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.
99.1	Press Release, dated March 16, 2022.
104.1	Cover Page Interactive Data File (embedded within the inline XBRL document).

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the cryptocurrency mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of data mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (8) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and equipment meeting the technical or other specifications required to achieve its growth strategy; (9) employment workforce factors, including the loss of key employees; (10) litigation relating to TeraWulf, IKONICS and/or the business combination; (11) the ability to recognize the anticipated objectives and benefits of the business combination and (12) other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TERAWULF INC.

By:	/s/ Kenneth J. Deane
Name:	Kenneth J. Deane
Title:	Chief Financial Officer and Treasurer

Dated: March 16, 2022